Van Kampen Bond Fund
                       Item 77(o) 10F-3 Transactions
                     July 1, 2002 - December 31, 2002



  Security    Purcha  Offeri     Total     Amount     % of   % of    Brokers
 Purchased     se/      ng     Amount of     of     Offerin  Funds
              Trade    Price   Offering    Shares      g     Total
               Date     of                 Purchas  Purchas  Asset
                      Shares                 ed        ed      s
                                           By Fund  By Fund



		10/30/   99.44  300,000,000  270,000   0.09%   0.13%
                02


CVS
Corporation                                                           Credit
                                                                      Suisse
                                                                      First
                                                                     Boston,
                                                                       Bear
                                                                     Stearns,
                                                                    JP Morgan,
                                                                      Morgan
                                                                     Stanley





                                                                    JP Morgan,
Internation                                                          Merrill
     al       10/24/   99.84  1,000,000,0  405,000   0.04%   0.20%    Lynch,
   Paper        02                00                                 Salomon
  Company                                                             Smith
                                                                     Barney,
                                                                     Banc of
                                                                     America
                                                                    Securities
                                                                     LLC, BNP
                                                                     PARIBAS,
                                                                    Commerzban
                                                                        k
                                                                    Securities
                                                                     , Credit
                                                                      Suisse
                                                                      First
                                                                     Boston,
                                                                      Morgan
                                                                     Stanley,
                                                                      Tokyo-
                                                                    Mitsubishi
                                                                    Internatio
                                                                     nal, UBS
                                                                     Warburg




                                                                    JP Morgan,
    Cox                                                              Salomon
Communicati   09/17/   99.26  992,630,000  910,000   0.09%   0.61%    Smith
    ons         02                                                   Barney,
                                                                     Banc of
                                                                     America
                                                                    Securities
                                                                    LLC, Banc
                                                                       One
                                                                     Capital
                                                                     Markets
                                                                     Inc, BNY
                                                                     Capital
                                                                     Markets
                                                                    Inc, Fleet
                                                                    Securities
                                                                       Inc,
                                                                      Lehman
                                                                    Brothers,
                                                                     Merrill
                                                                      Lynch,
                                                                      Morgan
                                                                     Stanley,
                                                                    Sun Trust
                                                                     Robinson
                                                                    Humphrey,
                                                                     Wachovia
                                                                    Securities




                                                                     Merrill
Safeway Inc   08/07/   99.88  800,000,000  1,285,0   0.16%   0.61%    Lynch,
                02                           00                      Salomon
                                                                      Smith
                                                                     Barney,
                                                                     Goldman
                                                                      Sachs,
                                                                      Credit
                                                                      Suisse
                                                                      First
                                                                    Boston, JP
                                                                     Morgan,
                                                                      Morgan
                                                                     Stanley,
                                                                     McDonald
                                                                    Investment
                                                                      s Inc,
                                                                      Muriel
                                                                     Siebert
                                                                     Inc, US
                                                                     Bancorp
                                                                      Piper
                                                                     Jaffray
                                                                    Inc, Wells
                                                                      Fargo
                                                                    Brokerage
                                                                     Services
                                                                       LLC